EXHIBIT 32

                         Statement furnished pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Phyllis A. Murphy, President and Chief Executive Officer and Stephen L. Mourlam, Executive Vice President and Chief Financial Officer of Webster City Federal Bancorp ("the Company") each certify in their capacity as an officer of the Company that they have reviewed the annual report of the Company on Form 10-KSB for the fiscal year ended December 31, 2003 and that to the best of their knowledge:

      (1) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

      (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the report.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

March 29, 2004                       /s/ Phyllis A. Murphy
-----------------------              -------------------------------------------
Date                                 Phyllis A. Murphy
                                     President and Chief Executive Officer

March 29, 2004                       /s/ Stephen L. Mourlam
----------------------               -------------------------------------------
Date                                 Stephen L. Mourlam
                                     Executive Vice President, Chief Financial
                                     Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2003

                          WEBSTER CITY FEDERAL BANCORP
                          ----------------------------
             (Exact name of registrant as specified in its charter)

        Federal                         0-26577                  42-1491186
----------------------------       ---------------------       -------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
   of incorporation)                                         Identification No.)



820 Des Moines Street, Webster City, Iowa                        50595-0638
-----------------------------------------                        ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (515) 832-3071


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

          Exhibit No.                              Description
          -----------                              -----------

              99                           Press release dated October 17, 2003

Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On October 17, 2003, Webster City Federal Bancorp (the "Company") announced its earnings for the third quarter of 2003. A copy of the press release dated October 17, 2003, describing earnings for the third quarter of 2003 is attached as Exhibit 99 to this report.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           WEBSTER CITY FEDERAL BANCORP


DATE:  October 17, 2003                    By:/s/ Phyllis A. Murphy
                                              ----------------------------------
                                              Phyllis A. Murphy
                                              President and
                                              Chief Executive Officer

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